                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

      MERCHANTS CAPITAL CORPORATION, 820 South Street, Vicksburg, MS 39180
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:
           Common Stock, Par Value $5.00 Per Share
- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
           674,054 shares
- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
           $28.625
- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:
           $125.00
- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

              MERCHANTS CAPITAL CORPORATION, VICKSBURG, MISSISSIPPI

                    TO THE HOLDERS OF SHARES OF COMMON STOCK


     NOTICE IS HEREBY GIVEN that pursuant to call of its Directors, the Annual Meeting of Shareholders of Merchants Capital Corporation (the "Corporation") will be held in the Board Room of Merchants Bank, third floor of the main office, 820 South Street, Vicksburg, Mississippi, on April 16, 1996 at 4:30 P.M., local time, for the purpose of considering and voting upon the following matters:

     1.   To set the number of Directors to be elected at 15.

     2. To elect 15 Directors to hold office for a term of one year or until their successors are elected and qualified.

     3. Whatever other business may be properly brought before the meeting or any adjournments thereof.

     Only those shareholders of record at the close of business on March 1, 1996 shall be entitled to notice of the meeting and to vote at the meeting.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING IN PERSON, PLEASE DATE, SIGN, AND RETURN PROMPTLY THE ACCOMPANYING PROXY. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                       By Order of the Board Of Directors


Date: March 29, 1996
                                                /s/ HOWELL N. GAGE,
                                             ----------------------------------
                                             Howell N. Gage,
                                             Chairman of the Board

                          MERCHANTS CAPITAL CORPORATION
                                820 SOUTH STREET
                          VICKSBURG, MISSISSIPPI 39180
                                 (601) 636-3752

                                 PROXY STATEMENT

     This statement is furnished in connection with the solicitation by the Board of Directors of Merchants Capital Corporation, Vicksburg, Mississippi (the "Corporation"), of Proxies for the Annual Meeting of Shareholders (the "Annual Meeting") to be held in the Board Room of Merchants Bank, third floor of the main office, 820 South Street, on April 16, 1996, at 4:30 P.M., local time, and any adjournments thereof, for the purposes stated below. It is anticipated that the Proxy Statement and Proxy first will be sent or given to shareholders on March 29, 1996.

     Holders of record of the Corporation's Common Stock, par value $5.00 per share (the "Common Stock"), as of March 1, 1996, (the "Record Date") are entitled to vote at the Annual Meeting or any adjournments thereof. On March 1, 1996, there were 674,054 shares of Common Stock outstanding and of this total, 131,546 shares (19.50%) of the Common Stock of the Corporation were held in various trust accounts by the Trust Department of the Corporation's wholly-owned subsidiary, Merchants Bank, (the "Bank"), in a fiduciary capacity as trustee. It is expected that these 131,546 shares (19.50%) will be voted in favor of the proposal to fix the number of Directors to be elected at fifteen (15) and the elections of the nominees listed on pages 3 through 5. The Corporation's insiders control approximately 26.34% of the voting Common Stock outstanding and management is uncertain as to how these shares will be voted on the various proposals.

     Shareholders of the Corporation have cumulative voting rights. This means that a shareholder, as provided for by law, has the right to vote the number of shares owned by him for as many persons as there are Directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of Directors to be elected multiplied by the number of such shares shall equal, or to distribute them on the same principle among as many candidates as he thinks fit; and, in deciding all other questions, each shareholder will be entitled to one vote for each share held by him.

     Pursuant to Mississippi law, directors are elected by a plurality of the votes cast in the election of directors. A "plurality" means that the individuals with the largest number of favorable votes are elected as directors, up to the maximum number of directors to be chosen at the meeting.

                                      (1)

     Pursuant to Mississippi law, action on a matter (other than the election of directors) is approved if the votes cast favoring the action exceed the votes cast opposing that action, unless the Corporation's Articles of Incorporation or Mississippi law specifically requires a greater number of affirmative votes on a particular matter. Broker non-voters and shareholder abstentions are not counted in determining whether or not a matter has been approved by shareholders.

     Any person giving a Proxy has the right to revoke it at any time before it is exercised. A shareholder may revoke his Proxy by personally appearing at the Annual Meeting or by written notification to the Corporation which is received prior to the exercise of the Proxy. All properly executed Proxies, if not revoked, will be voted as directed. On all matters proposed by the Board of Directors, and, if the shareholder does not direct to the contrary, the shares will be voted "For" as stated below. The Corporation will act as its own solicitation agent for Proxies. Directors, officers, and employees of the Corporation and Bank may also solicit Proxies for the Corporation's Annual Meeting. The cost of soliciting Proxies will be borne by the Corporation.

                         ITEM ONE - NUMBER OF DIRECTORS

     The number of Directors to be elected at the Annual Meeting will be determined under Mississippi law by the vote of shareholders. The Board of Directors recommends that the number of Directors be set at fifteen (15), and it is the intent of the persons named in the Proxy to vote such Proxy "FOR" the proposal. The proposal will be ratified if the votes cast favoring the number of Directors exceed the votes cast opposing it.

                        ITEM TWO - ELECTION OF DIRECTORS

     The Board of Directors, by a vote of a majority of the full Board, nominates the persons named below for election to serve as Directors until the 1997 Annual Meeting of Shareholders and until their successors have been elected and qualified. It is the intent of the persons named in the Proxy to vote such Proxy "For" the election of the nominees listed below, unless otherwise specified in the Proxy. In the event that any such nominee should be unable to accept the office of Director, which is not anticipated, it is intended that the persons named in the Proxy will vote for the election of such person in the place of such nominee as the Board of Directors may recommend.


                                      (2)

                         INFORMATION CONCERNING NOMINEES

Name                       Age      Principal Occupation For        Director of       Amount and Nature of         Percent of
                                    the Last Five Years and         Corporation       Beneficial Ownership         Common Stock
                                    Bank or Corporation as          Since             of Common Stock as           Beneficially
                                    Offices Currently Held                            of 3/1/96 (a)                Owned (a)
- ------------------------------------------------------------------------------------------------------------------------------------
James E. Blackburn, Jr.     51      President,                           1994                14,111 (1)                 2.09
                                    Blackburn Motor Company,
                                    Vicksburg, MS

Rodney E. Bounds            45      City Planner,                        1995                 3,249                     0.48
                                    City of Vicksburg, MS


Michael J. Chaney           52      President, CEO,                      1994                 1,238  (2)                0.18
                                    Kemper Pressure Treated
                                    Forest Products, Inc.
                                    Vicksburg, MS

Howell N. Gage             48       Chairman and Chief                   1982                19,372 (3)                 2.87
                                    Executive Officer,                                       43,020 (4)                 6.38
                                    Merchants Bank and
                                    Merchants Capital Corporation,
                                    Vicksburg, MS

Dr. W. B. Hopson, Jr.      58       President,                           1981                 2,176 (5)                 0.32
                                    The Street Clinic,
                                    Surgeon Street Clinic and
                                    Parkview Regional Medical Center,
                                    Vicksburg, MS

Joel H. Horton             44       President and Chief                  1992                 2,311 (6)                 0.34
                                    Operating Officer,
                                    Merchants Bank and
                                    Merchants Capital Corporation,
                                    Vicksburg, MS

C. Hays Latham             42       President and Owner,                 1994                 7,604                     1.13
                                    L & H Investments, Inc.
                                    Vicksburg, MS

Martin S. Lewis            41       Executive Vice President,            1988                   938                     0.14
                                    Anderson-Tully Company,
                                    Vicksburg, MS

Robert P. McConnell        57       President and Owner,                 1993               19,864 (7)                  2.95
                                    Rivertown Motors,
                                    Vicksburg, MS

Fred G. Peyton             52       President and Owner,                 1995                  220                      0.03
                                    Peyton Distributing Co., Inc.
                                    Vicksburg, MS

Robert E. Pickett          59       Superintendent,                      1994                  242                      0.04
                                    Vicksburg Warren School District,
                                    Vicksburg, MS

Landman Teller, Jr.        54       Attorney-at-Law, Partner             1992                1,652                      0.25
                                    Teller, Martin, Chaney,and Hassell,
                                    Vicksburg, MS


                                       (3)

                         INFORMATION CONCERNING NOMINEES

Name                       Age      Principal Occupation For        Director of       Amount and Nature of       Percent of
                                    the Last Five Years and         Corporation       Beneficial Ownership       Common Stock
                                    Bank or Corporation as          Since             of Common Stock as         Beneficially
                                    Offices Currently Held                            of 3/1/96 (a)              Owned (a)
- ------------------------------------------------------------------------------------------------------------------------------------
Ernest G. Thomas            54      President and Owner,                1982                  47,193                  7.00
                                    Ernest Thomas Associates Realty
                                    Vicksburg, MS

James R. Wilkerson, Jr.     50      Executive Vice President            1992                     465 (8)              0.07
                                    and Cashier, Merchants Bank,
                                    Secretary, Merchants Capital
                                    Corporation, Vicksburg, MS

Robert C. Wilkerson III     56      Executive,                          1984                  13,925 (9)              2.07
                                    R.C. Wilkerson, Jones and Co.
                                    (Insurance Agency). Vicksburg, MS


ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP                                              177,580 (10)            26.34


                                      (4)

                         INFORMATION CONCERNING NOMINEES

(a) Constitutes sole ownership unless otherwise indicated.

     (1)  Includes 2,904 shares held as custodian for children.

     (2)  Includes 169 shares owned jointly with spouse.

     (3)  Includes 445 shares held as custodian for children.

     (4) Represents 43,020 shares held by the Bank's Employee Stock Ownership Stock Bonus Plan and Trust, over which Mr. Gage has primary voting power, but no power of disposition. The individual allocation under this plan on behalf of Mr. Gage was not available at the time of mailing of the proxy materials; however, this amount is not expected to be materially different from the previous year.

     (5)  Includes 504 shares owned jointly with spouse.

     (6)  Includes 2,069 shares owned jointly with spouse.

     (7) Includes 19,562 shares owned by McConnell Partners, Ltd., of which Mr. McConnell is a limited partner and owns 37% of said partnership and his spouse owns 37% of said partnership.

     (8)  Includes 28 shares owned solely by spouse.

     (9)  Includes 3,525 shares owned solely by spouse.

     (10) As of March 1, 1996, all of the Directors and Executive Officers of the Corporation and the Bank as a group (consisting of 15 persons) beneficially owned, in the aggregate, 177,580 shares (26.34%) of Common Stock of the Corporation.

None of the Directors is a director of another company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Act"), or subject to the reporting requirements of
Section 15 (d) of the Act, or registered as an investment company under the Investment Company Act of 1940.


                                       (5)

                             PRINCIPAL STOCKHOLDERS

The following table sets forth information concerning the number of shares of Common Stock of the Corporation held as of March 1, 1996, by the only shareholders who are known to management to be the beneficial owners of more than five percent (5%) of the Corporation's outstanding shares:

Name and Address              Amount and Nature of              Percent
of Beneficial Owner           Beneficial Ownership              of Class
- -------------------           --------------------              --------
Thelma K. Blackburn                 1,951 (1)                     0.28
1822 Edna Drive                    56,160 (2)                     8.33
Vicksburg, MS 39180

Howell N. Gage                     19,372 (3)                     2.81
6023 Castle Road                   43,020 (4)                     6.38
Vicksburg, MS 39180

Ernest G. Thomas                   47,193                         7.00
3318 Highland Drive
Vicksburg, MS 39180


- --------------


(1)  Includes 1,951 shares owned solely.

(2) Represents 56,160 shares held in the Blackburn Marital Trust and the Blackburn Residuary Trust, as to which Thelma K. Blackburn has sole voting rights but no power of disposition.

(3) Includes 445 shares held as custodian for children.

(4) Represents 43,020 shares held by the Bank's Employee Stock Ownership Stock Bonus Plan and Trust, over which Mr. Gage has primary voting power and no power of disposition. The individual allocation under this plan on behalf of Mr. Gage, was not available at the time of mailing of the proxy materials; however, this amount is not expected to be materially different from the previous year.


                                       (6)

                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Corporation and the Bank have, among other committees, a standing Audit Committee and Trust Committee which meet monthly, and an Executive Committee which meets twice a week.

     The Audit Committee oversees the operation of the Audit Department of the Bank, and reviews the work and findings of the Audit Department on a monthly basis. This Committee also approves modifications of most Bank policies other than lending policies. The Audit Committee met eleven (11) times during the year ended December 31, 1995. Dr. W. B. Hopson, Jr., C. Hays Latham, Robert P. McConnell, Robert E. Pickett, Landman Teller, Jr., and Rodney E. Bounds, are members of this Committee.

     The Executive Committee oversees the management of the Corporation and the Bank on a daily basis and acts on behalf of the Board of Directors on routine matters. This Committee also approves all extensions of credit from the Bank over $50,000. The Executive Committee met ninety-two (92) times during the year ended December 31, 1995. J. E. Blackburn, Jr., Ernest G. Thomas, Howell N. Gage, Joel H. Horton, and R. C. Wilkerson III, are members of this Committee. In addition, two different members of the regular Board of Directors serve for a three-month period, rotating every quarter.

     The Trust Committee directs, supervises, reviews, and approves all actions and functions of the Trust Department. The Trust Committee met fifteen (15) times during the year ended December 31, 1995. Michael J. Chaney, Martin S. Lewis, Fred G. Peyton, Joel H. Horton, and James R. Wilkerson, Jr., are members of this Committee.

     The Board of Directors of the Corporation met a total of twelve (12) times during the year ended December 31, 1995, (including regularly scheduled and special meetings). During 1995, all Directors, except Robert P. McConnell and Martin Lewis attended 75 percent or more of the total number of meetings of the Board of Directors and of Committees of the Board on which they served.

     The Directors of the Corporation are also Directors of the Bank.


                                      (7)

                               EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the Executive Officers of the Corporation and the Bank as of December 31, 1995:

     Name                    (Age)            Present Position
     ----                    -----            ----------------
Howell N. Gage                (48)            Director of the Corporation
                                              and Bank since 1982;
                                              Chairman and Chief Executive
                                              Officer of the Bank and the
                                              Corporation since 1992.


Joel H. Horton                (44)            Director of the Corporation
                                              and Bank since 1992;
                                              President and Chief
                                              Operating Officer of the
                                              Bank and the Corporation
                                              since 1992.


James R. Wilkerson, Jr.       (50)            Director and Secretary of
                                              the Corporation since 1992,
                                              Executive Vice President
                                              of the Bank since 1992, and
                                              Cashier of the Bank since
                                              1974.

- --------------

No family relationships exist among the Executive Officers of the Corporation or the Bank.

                                      (8)

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation
                      ----------------------------------------
  Name                                             Other           All
  and                                              Annual          Other
  Principal                                        Compen-         Compen-
  Position     Year     Salary ($)   Bonus ($)     sation($)        sation($)
- -------------  ----   ------------  ----------   -------------   ------------
Howell N. Gage  1995    125,004       25,200      1,087.50 (2)    1,176 (6)
Chairman                 11,301 (1)                                 N/A (7)
Bank and
Corporation

                1994    117,504       ------      1,337.50 (2)    1,170 (3)
                         10,990 (1)                               1,170 (4)
                                                                  2,152 (5)
                                                                  1,128 (6)

                1993    111,258       25,951      1,400.00 (2)    1,538 (3)
                         10,702 (1)                               1,543 (4)
                                                                  1,669 (5)
                                                                  1,068 (6)

Joel H. Horton  1995     91,254      16,800       1,112.00 (2)      N/A (7)
President
Bank and
Corporation

- --------------

(1) Deferred Compensation
(2) Automobile
(3) Profit Sharing Plan Contribution
(4) Employee Stock Ownership Plan Contribution
(5) 401-(k) Plan Contribution
(6) Dollar value of insurance premiums paid by Corporation on behalf of Mr. Gage.
(7) The individual allocation under the plans listed in (3), (4) and (5) were not available at the time of mailing of the proxy materials; however, these amounts are not expected to be materially different from the previous year.

Directors' Fees

     The Directors of the Corporation and the Bank are paid $2,000 per year, plus $100 for each meeting attended. The non-officer Directors of the Corporation who are members of the Audit and Trust Committees of the Board of Directors also are paid $50 per committee meeting attended. Michael H. Silver resigned from the Board of Directors on October 17, 1995. He received $4,850.00 in directors fee (January/October), plus $50 for each committee meeting attended. Non-officer Directors who are non-rotating members of the Executive Committee also are paid $10,000 per year, plus $50 for each meeting attended. Directors who are rotating members of the Executive Committee are paid $100 per committee meeting attended.

                                       (9)

Profit Sharing Plan

     The Bank maintains a Profit Sharing Plan (the "Plan") for the benefit of all employees. The Plan was established on January 1, 1956, and amended January 1, 1986, with a plan year ending December 31. The Plan is administered by an Administrative Committee elected by the Board of Directors of the Bank. The duties of the Administrative Committee consist of making all decisions relative to investments and payments of Plan benefits. The Bank is trustee of the Plan and implements the decisions of the Administrative Committee.

     Contributions to the Plan are made from profits of the Bank at the direction of the Board of Directors. During the year ended December 31, 1995, $24,481.74 was contributed for the benefit of all Plan participants. Allocation to participants is based on the following point formula: three (3) points for each year of service and one (1) point for each $100 of salary earned. The amount of contributions allocated in 1995 to the accounts of Messrs. Gage, Horton, and Wilkerson were not available at the time of mailing of the proxy materials; however, these amounts are not expected to be materially different from the previous year.

     Eligibility for participation in the Plan becomes effective for the calendar year in which an employee completes at least 1,000 hours of service. The vesting schedule for all employee benefit plans is listed on page 13.

     Forfeitures arising out of the termination of employment are re-allocated among the remaining participants in the Plan. No forfeitures occur as a result of death, disability, or retirement.

     The method of payment to participants is at the discretion of the Administrative Committee, except in the case of the death of the participant, in which case a lump sum payment is made to the participant's designated beneficiary. A participant's interest must be paid out over a period not to exceed ten years.

     Since the contributions to the Plan are not actuarially computed, a participant has no assurance as to the amount which will be available upon retirement other than the balance in his or her individual account.



                                      (10)

Employee Stock Ownership Stock Bonus Plan and Trust

     An Employee Stock Ownership Stock Bonus Plan and Trust (the "ESOP") was adopted by the Board of Directors of the Corporation and the Bank on January 11, 1983, effective as of January 1, 1983, providing eligibility for all persons employed by the Corporation and the Bank who have worked a minimum of 1,000 hours during the year and are employed on December 31 of each year for which a contribution is made.

     Contributions to the ESOP for the year ended December 31, 1995, totaled $24,481.76. Each participant has an account which is maintained by the trustee of the ESOP, Howell N. Gage. Funds in each account will be invested in the Common Stock of the Corporation. The amount of retirement benefit is based upon the fair market value of the participant's account.

     Normal retirement age for the ESOP is sixty-five (65) years, but participants may be given early retirement within the ten-year period immediately preceding the normal retirement age. A participant becomes vested with respect to contributions made by the Corporation and the Bank according to the vesting schedule on page 13.

     Contributions to the ESOP for 1995 on behalf of Messrs. Gage, Horton, and Wilkerson were not available at the time of mailing of the proxy materials; however, these amounts are not expected to be materially different from the previous year.

     ESOP participants will have the right to direct the voting of all Corporation stock in the fund allocated to their accounts. Any nonallocated stock will be voted in the discretion of the trustee.

                                      (11)

401 (k) Plan

     The Bank has established Merchants Bank 401 (k) Plan and Trust, effective July 1, 1989, to recognize and reward the efforts of its employees. Employees (including executive officers of the Corporation who are also employees of the Bank) who have completed 1 year of service are eligible to participate in the Plan. Employees may become participants in the Plan on the first day of the month coinciding with or next following the date they satisfy the eligibility requirements. Participants may elect to defer a percentage of their compensation each year instead of receiving that amount in cash. This percentage, however, may not exceed the limitations prescribed by law. Additionally, the total deferrals of a participant in any calendar year or plan year may not exceed a dollar limit which is set by law. The limit for 1995 was $9,240. Each year the Bank will contribute to the Plan a matching contribution equal to 50% of the amount of the salary reduction each participant elected to defer. In applying this matching percentage, only salary reduction up to 6% of the participant's compensation will be considered. In addition, the Employer may make discretionary contributions for each plan year in an amount to be determined each year by the Employer.

     All salary deferral contributions are 100% vested. All of the Employer's discretionary contributions and matching contributions are subject to the vesting schedule on page 13.

     Participants are allowed to withdraw vested benefits in the event of death, disability, termination of employment, or in the event of undue financial hardship. The Plan has a normal retirement date of 65 years of age. The bank's contributions to the 401 (k) Plan for the year ended December 31, 1995, totaled $55,422.29. Contributions to the 401 (k) for 1995 on behalf of Messrs. Gage, Horton, and Wilkerson were not available at the time of mailing of the proxy materials; however, these amounts are not expected to be materially different from the previous year.

                                      (12)

               Vesting Schedule for All Employee Benefit Plans (1)

If his completed Years          The vested           The percentage
of Credited Service             percentage of        of his share
shall have been                 his share shall be   to be forfeited
- ----------------------          ------------------   ---------------
less than 3 years                      0%                100%
3 full years but less than 4          20%                 80%
4 full years but less than 5          40%                 60%
5 full years but less than 6          60%                 40%
6 full years but less than 7          80%                 20%
7 full years and more                100%                  0%

(1) Messrs. Gage, Horton, and Wilkerson all have 7 or more years of credited service and, thus, are fully vested.

                      CERTAIN TRANSACTIONS WITH MANAGEMENT

     During the fiscal year, and up to the date of this Proxy Statement, extensions of credit, both direct and indirect, to individual Directors, executive officers, and principal shareholders of the Corporation, and their associates, were made only in the ordinary course of the Bank's business; terms, interest rates, and collateral requirements were substantially the same for comparable transactions with other persons doing business with the Bank. These extensions of credit, in the opinion of the Bank's management, do not involve more than the normal risk of collectibility or present any other unfavorable features. At December 31, 1995, the aggregate amount of such loans and extensions of credit outstanding was approximately $ 6,589,172.18.

     For the calendar year 1995, R. C. Wilkerson, Jones and Company, of which Mr. R. C. Wilkerson III, a Director, is President, was paid $ 101,545.00 in insurance premiums by the Bank. The Board of Directors believes this payment was reasonable and comparable to or lower than premiums charged by other insurance agencies who customarily provide such service.

                                      (13)

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed May & Co., Vicksburg, Mississippi, a firm of independent certified public accountants, as auditors for the fiscal year ending December 31, 1995, and until their successors are selected. May & Co. have been auditors for the Corporation since April 16, 1991.

     The Corporation has been advised that neither the firm nor any of its partners has any direct or any material indirect financial interest in the securities of the Corporation or any of its subsidiaries, except as auditors and consultants on accounting procedures and tax matters. The Board does not anticipate that representatives of May & Co. will attend the Annual Meeting.

                                  OTHER MATTERS

     The Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the Notice of Annual Meeting of Shareholders, nor does it know of any matters to be brought before the Annual Meeting by others. If, however, any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with the judgment of the Board on any such matters.

     THE ANNUAL REPORT OF THE CORPORATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995, IS ENCLOSED. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL. ANY SHAREHOLDER WHO HAS NOT RECEIVED AN ANNUAL REPORT MAY OBTAIN ONE FROM THE CORPORATION. THE CORPORATION ALSO WILL PROVIDE, ON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SHAREHOLDERS WISHING TO RECEIVE A COPY OF THE ANNUAL REPORT ON FORM 10-K ARE DIRECTED TO WRITE TO THE UNDERSIGNED AT THE ADDRESS OF THE CORPORATION. IT IS ANTICIPATED THAT THE FORM 10-K WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR ABOUT MARCH 29, 1996.

                                      (14)

                        PROPOSALS FOR 1997 ANNUAL MEETING

     Any shareholder who wishes to present a proposal at the Corporation's next Annual Meeting, now scheduled for April 15, 1997, and who wishes to have the proposal included in the Corporation's Proxy Statement and form of Proxy for that meeting, must submit the proposal to the undersigned at the address of the Corporation no later than November 19, 1996.


     THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

                                 By Order of the Board of Directors

Dated:   March 29, 1996
                                           /s/  HOWELL N. GAGE,
                                 -----------------------------------------------
                                 Howell N. Gage
                                 Chairman of the Board


                                      (15)

                            PROXY FOR ANNUAL MEETING
              MERCHANTS CAPITAL CORPORATION, VICKSBURG, MISSISSIPPI
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder of MERCHANTS CAPITAL CORPORATION, VICKSBURG, MISSISSIPPI, does hereby nominate, constitute, and appoint James E. Blackburn, Jr., and Ernest G. Thomas as proxies or either one of them (with full power of substitution), and hereby authorizes them to represent and vote, as designated below, all the shares of Merchants Capital Corporation held of record as of March 1, 1996, by the undersigned, at the annual meeting of its shareholders to be held in the Board Room of Merchants Bank, third floor of the main office, 820 South Street, Vicksburg, Mississippi, on April 16, 1996, at 4:30 P.M., or any adjournments thereof, with all the powers the undersigned would possess if personally present, as follows:

     1.   Fixing the number of directors to be elected at 15.

          FOR            AGAINST           ABSTAIN
              --------           --------          ---------

     2.   The election of the following 15 persons as directors (INSTRUCTION:
          AUTHORITY TO VOTE FOR ANY NOMINEE MAY BE WITHHELD BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE).

          FOR all nominees              AGAINST all
          except as indicated           nominees
                              --------           ----------

          James E. Blackburn, Jr.       Robert P. McConnell
          Rodney E. Bounds              Fred G. Peyton
          Michael J. Chaney             Robert E. Pickett
          Howell N. Gage                Landman Teller, Jr.
          W.B. Hopson, Jr.              Ernest G. Thomas
          Joel H. Horton                James R. Wilkerson, Jr.
          C. Hays Latham                Robert C. Wilkerson III
          Martin S. Lewis

     3. In their discretion, proxies are authorized to vote upon such other business as may be properly brought before the meeting or any adjournments thereof.

          FOR            AGAINST           ABSTAIN
              --------           --------          ---------


     This Proxy, when properly executed, will be voted in accordance with the specific indications above. IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY WILL BE VOTED "FOR" ITEM 1, AND THE NOMINEES LISTED IN ITEM 2. If any other matters shall properly come before the meeting, it is the intention of the persons named as proxy holders to vote on such matters in accordance with their judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

DATE:
      --------------------------------   ---------------------------------------
                                               Signature of Shareholder

                                         ---------------------------------------
                                               Signature of Shareholder

When signing as attorney, executor, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

     IF YOU PLAN TO ATTEND THE MEETING, PLEASE PLACE A CHECK MARK HERE_______. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE SIGN AND RETURN THIS PROXY AT ONCE IN THE POSTAGE PAID ENVELOPE PROVIDED.